UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SandRidge Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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SandRidge Energy, Inc. filed the following Form 8-K on February 8, 2013.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2013

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	I-33784	20-8084793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 429-5500

Not Applicable

Former name or former address, if changed since last report

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Item 8.01.	Other Events

In its initial review of the possible consequences of the proposals made by the TPG-Axon group to replace the Board of Directors (the “Board”) of SandRidge Energy, Inc. (the “Company”), the Board identified potential significant consequences that could occur under the Company’s senior secured revolving credit facility (the “Credit Agreement”) and under the indentures (the “Indentures”) governing the Company’s senior notes. On February 6, 2013, the Board reviewed the change of control provisions in the Credit Agreement and the Indentures in light of current market conditions and was advised by the Company’s financial advisor on the likely financial implications if a “change of control” occurred, which would constitute an event of default under the Credit Agreement and require the Company to make an offer to repurchase the Company’s outstanding senior notes under the Indentures. Based on that review and consultation as well as current market conditions and the market’s recognition of the Company’s financial strength and liquidity position, and assuming continuation of current market conditions, the Board believes that (i) the holders of the senior notes would be unlikely to accept an offer to repurchase, because the notes are trading at values in excess of the repurchase price specified in the Indentures, and (ii) the Company would be able to obtain the backup financing necessary to finance the repurchase of the notes pursuant to such offer to repurchase. The Board further believes that this type of event of default under the Credit Agreement would not have a material consequence at this time as there are currently no outstanding borrowings under the Credit Agreement. The Board determined to continue monitoring the capital and credit markets for any significant change in the current market conditions affecting its conclusions.

FORWARD LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of the Company. Actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements in this communication are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and has mailed the definitive consent revocation statement and a form of WHITE consent revocation card to stockholders of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 8, 2013	SANDRIDGE ENERGY, INC.

	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer